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                                                  Exhibit 10(iiiii)



                           MR. FRANCISCO ARRIVI
                           Compensation Package



A.   Basic Salary                                           $140,000.00

B.   Car Allowance ($600 monthly) or
     Company Car - (cost $25,000)                              7,000.00

C.   Retirement Plan (fully vested)
     Pension Plan                                              9,000.00 *

D.   Sign-on Bonus                                            40,000.00 **
                                                            -----------

          SUB-TOTAL SALARY                                  $196,000.00
                                                            ===========

E.   Estimated 1991 Profit Sharing
     Bonus ($20,000 - $30,000)                              $ 25,000.00

F.   Stock Options in Interstate General Company
     L.P. and/or Caribe REIT.

G. One year compensation continuation in the event of termination for any reason other than just cause; cause being defined as termination because of neglect of assigned duties, or in violation of a criminal or civil law or for having acted incompetently or dishonestly against the company and its established policies.

H.   Full fringe benefits package such as:

     1)   100% company paid medical, life, and
          disability insurance for executive.
     2)   Vacation and sick leave according to
          company policy.


 *   Pension Fund - Aetna Life Insurance Company acts as pension fund administrator.
**   Bonus - To be paid in February 1991.


/s/ Francisco Arrivi     9/13/90   /s/ Donald G. Blakeman   9/13/90
--------------------     -------   ----------------------   -------
    Accepted              Date     Authorized Signature       Date
Francisco Arrivi                    Donald G. Blakeman
                                  Executive Vice President